Dakota Active Equity ETF Ticker Symbol: DAK Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS July 17, 2025 https://dakotaetfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated June 20, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://dakotaetfs.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Dakota Active Equity ETF (the “Fund”) seeks to achieve capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	0.43%
1 Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year. “Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$44	$138
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing directly or indirectly through other ETFs (each, an “Underlying ETF”) in a portfolio of U.S. equity securities. The Fund may invest in an unlimited number of Underlying ETFs.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies or Underlying ETFs that provide exposure to equity securities of U.S. companies. Dakota Wealth, LLC (the “Sub-Adviser”) defines a U.S. company as one (a) that has its headquarters or principal location of operations in the U.S., (b) whose primary listing is on a securities exchange or market in the U.S., or (c) that derives a majority of their revenues in the U.S.
The Fund may invest in U.S. and foreign securities, including common stocks, depositary receipts, and real estate investment trusts that have a market capitalization of greater than $5 billion. The Fund’s foreign security exposure will be obtained through investments in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) or through Underlying ETFs that have exposure to ADRs and GDRs.
The Fund systematically adjusts its holdings using two proprietary strategies developed and run independently by the Sub-Adviser.
In selecting securities for the Fund’s direct equity exposure, the Sub-Adviser generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals combined with a positive industry outlook. The Sub-Adviser implements an investment process that integrates a top-down (review of general economic conditions) and bottom-up (review of company specific factors) approach, based on the Sub-Adviser’s evaluation of conditions across economic, market, and industry sectors, and fundamental analysis of an issuer’s financial statements and business model. Company specific factors that are considered may include, but are not limited to, analysis of an issuer’s earnings, sales growth, cash flows, competitive position, and management ability. Investment decisions are informed by the Sub-Adviser’s proprietary research and monthly risk evaluations to refine portfolio exposures.
The Sub-Adviser leverages a proprietary model to rank securities in the investable universe on a scale of 1 to 100 based on the analyses described above. In order for a security to be eligible for inclusion in the portfolio, it must score in the top 33% of the ranking. The Sub-Adviser pairs the bottom-up scoring with its top-down views to identify the best sectors for investment.
The Sub-Adviser generally will weight individual securities according to a security’s volatility. Securities with a higher volatility will have a smaller weight within the portfolio and securities with lower volatility will have a greater weight in the portfolio.
Additionally, the Fund employs a complementary active, tactical investment strategy whereby the Fund will invest in Underlying ETFs that provide exposure to specific sectors, industries, and broad market price volatility. The Sub-Adviser seeks to identify and exploit short-term dislocations, trends, and market inefficiencies by taking positions in Underlying ETFs that align with the Sub-Adviser’s market outlook. This strategy is highly dynamic, with portfolio allocations changing monthly based on the Sub-Adviser’s assessment of market conditions, economic data, geopolitical events, and technical indicators.
In selecting an Underlying ETF for the Fund’s portfolio, the Sub-Adviser considers factors such as liquidity, expense ratios, and tracking error of the Underlying ETFs. This strategy will be utilized opportunistically but will be in greater use during periods of market stress when the Sub-Adviser believes it is more prudent to reduce risks associated with direct equity exposure. The Sub-Adviser determines allocation between the Fund’s direct equity exposure and its indirect exposure through investment in Underlying ETFs based on a combination of bottom up analysis determining the amount of individual companies meeting the Sub-Adviser’s investability threshold and a top down market analysis. The Fund may invest up to 100% of its portfolio in Underlying ETFs.
To implement this strategy, the Sub-Adviser integrates a top-down macro approach in which it conducts analysis of global economic trends, monetary policy, geopolitical developments, and broad market sentiment to form overarching market views. By utilizing this process, the Sub-Adviser seeks to identify potential tailwinds or headwinds for various segments of the market.
Based on its top-down macro analysis, the Sub-Adviser identifies sectors and industries that are anticipated to experience significant short-term price movements, either positively or negatively including emerging growth areas or vulnerable segments.
The Sub-Adviser primarily invests in Underlying ETFs that offer targeted exposure to the identified sectors or industries. The Sub-Adviser may utilize a variety of Underlying ETFs, including those tracking broad market indices, specific sectors, industries, or even more specialized market segments.
The Fund typically holds Underlying ETFs for short durations, ranging from one to several months, to seek to capture swift movements in market prices. The Sub-Adviser may engage in frequent buying and selling of Underlying ETF shares to realize gains or limit losses. This may result in a high portfolio turnover rate for this portion of the portfolio.
The Sub-Adviser employs various risk management techniques, including position sizing, diversification across different short-term opportunities, and the use of stop-loss orders to help mitigate potential losses. However, these techniques may not always be effective.
Under normal market conditions, the Fund may invest up to 5% of its portfolio in cash and cash equivalents, including U.S. Treasury bonds.
The Fund is rebalanced on a monthly basis.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Equity Investing Risk. An investment in the Fund or an Underlying ETF involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or an Underlying ETF has exposure.
Foreign Investment Risk. Returns on investments in foreign securities, or Underlying ETFs that invest in foreign securities, could be more volatile than, or trail the returns on U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Depositary Receipt Risk. ADRs and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be more or less liquid than the underlying shares in their primary trading market and GDRs may be more volatile. Depositary receipts may be “sponsored” or “unsponsored” and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund or an Underlying ETF could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for,

Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Risk of Investing in Other ETFs. Because the Fund may invest in Underlying ETFs, the Fund’s investment performance is impacted by the investment performance of the selected Underlying ETFs. An investment in the Fund is subject to the risks associated with the Underlying ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s Underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
REITs Risk. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Mortgage REITs are exposed to risks associated with changes in interest rates, changes in credit spreads, and declines in real estate values. Debt investments are also subject to loss in value due to high or sustained inflation because the debt could be paid back in significantly depreciated currency. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.
Sector Risk. To the extent the Fund or an Underlying ETF invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund or an Underlying ETF may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund or an Underlying ETF could be negatively impacted by events affecting each of these sectors.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested.
Risk of U.S. Treasury Bills. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.
In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Operational and Model Risk. The Sub-Adviser uses a proprietary model in selecting investments for the Fund. Any imperfections, errors or limitations in the model may cause the resulting information to be incorrect and therefore any decisions made in reliance on such model could expose the Fund to potential risks. These model is constructed based on historical data supplied by third parties and, as a result, the success of relying on such model may depend heavily on the accuracy and reliability of the supplied historical data.

New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://dakotaetfs.com/.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Dakota Wealth, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
Timothy Melly and Reiner Westby are the portfolio managers and the persons primarily responsible for the day-to-day management of the Fund. Timothy Melly and Reiner Westby have served as portfolio managers of the Fund since its inception in June, 2025.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.